EXHIBIT 10.8(b)

                          SCHEDULE A TO EXHIBIT 10.7(b)

The following individuals entered into Executive Deferred Compensation Agreements with The Ohio Valley Bank Company identified below which are identical to the Executive Deferred Compensation Agreement, dated April 17, 2003, between Jeffrey E. Smith and The Ohio Valley Bank Company filed herewith.

                                      Date of
Name                                  Executive Deferred Compensation Agreements
----                                  ------------------------------------------
Katrinka V. Hart                      January 9, 2004
E. Richard Mahan                      January 9, 2004
Scott W. Shockey                      December 1, 2005